UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment no. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2021

Waldencast Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40207	98-1575727
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

10 Bank Street, Suite 560 White Plains, New York	10606
(Address of principal executive offices)	(Zip Code)

(917) 546-6828

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001, and one-third of one redeemable warrant	WALDU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	WALD	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	WALDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment amends the Current Report on Form 8-K of Waldencast Acquisition Corp. (“Waldencast”), filed with the Securities Exchange Commission (the “SEC”) on November 15, 2021 (the “November 15 Current Report”), in which Waldencast reported, among other events, the execution of the Transaction Agreements (as defined below). The November 15 Current Report incorrectly identified the date of the earliest event reported on the cover page as November 13, 2021 and the date upon which the Initial Subscription Agreements (as defined below) were executed in Item 1.01 as November 13, 2021. Both dates have been revised herein to reflect the correct date, November 14, 2021.

Item 1.01 Entry into a Material Definitive Agreement.

Obagi Merger Agreement and Related Agreements

Waldencast is a blank check company incorporated as a Cayman Islands exempted company and formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses or entities. As previously discussed in the November 15 Current Report, on November 15, 2021, Waldencast entered into an Agreement and Plan of Merger (the “Obagi Merger Agreement”), by and among Waldencast, Obagi Merger Sub, Inc., a Cayman Islands exempted company limited by shares and an indirect wholly owned subsidiary of Waldencast (“Merger Sub”), and Obagi Global Holdings Limited, a Cayman Islands exempted company limited by shares (“Obagi”).

The Merger

The Obagi Merger Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur (together with the other agreements and transactions contemplated by the Obagi Merger Agreement, the “Obagi Transaction”):

(i) at the closing of the transactions contemplated by the Obagi Merger Agreement (the “Obagi Closing”), upon the terms and subject to the conditions of the Obagi Merger Agreement and in accordance with the Companies Act (As Revised) of the Cayman Islands (“Cayman Act”), Merger Sub will merge with and into Obagi, the separate corporate existence of Merger Sub will cease and Obagi will be the surviving company and an indirect wholly owned subsidiary of Waldencast (the “Merger”);

(ii) as a result of the Merger, among other things, each share of common stock of Obagi that is issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than in respect of Excluded Shares (as defined in the Obagi Merger Agreement)) will be cancelled and converted into the right to receive (i) an amount in cash equal to (A) the Obagi Cash Consideration (as defined in the Obagi Merger Agreement), subject to substitution for Obagi Stock Consideration (as defined in the Obagi Merger Agreement) based on the amount of cash available to Waldencast at the Closing (as defined below), taking into account, among other things, the level of shareholder redemptions, divided by (B) the number of Aggregate Fully Diluted Company Common Shares (as defined in the Obagi Merger Agreement), and (ii) a number of shares of Waldencast Common Stock equal to (A) the Obagi Stock Consideration divided by (B) the number of Aggregate Fully Diluted Company Common Shares; and

(iii) upon the effective time of the Domestication (as defined below), Waldencast will immediately be renamed “Waldencast plc”.

The Board of Directors of Waldencast (the “Board”) has unanimously (i) approved and declared advisable the Obagi Merger Agreement, the Obagi Transaction and the other transactions contemplated thereby and (ii) resolved to recommend approval of the Obagi Merger Agreement and related matters by the shareholders of Waldencast.

Conditions to Closing

The Obagi Merger Agreement is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) approval of the Obagi Transaction and related agreements and transactions by the respective shareholders of Waldencast and Obagi, (ii) effectiveness of the proxy statement / registration statement on Form S-4 or Form F-4 to be filed by Waldencast in connection with the Obagi Transaction, (iii) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), (iv) receipt of approval for listing on the Nasdaq Capital Market the shares of Waldencast Common Stock to be issued in connection with the Obagi Merger, (v) that Waldencast have at least $5,000,001 of net tangible assets upon the Obagi Closing, (vi) the absence of any injunctions or adoption of any laws prohibiting the Obagi Merger, (vii) the absence of a Company Material Adverse Effect (as defined in the Obagi Merger Agreement), (viii) the Milk Equity Purchase Agreement (as defined below) closing conditions being satisfied, (ix) completion of the Obagi China Distribution (as defined in the Obagi Merger Agreement), (x) the completion of the Domestication and (xi) customary bringdown of the representations, warranties and covenants of the parties therein.

Additional conditions to Obagi’s obligation to consummate the Merger includes, among others, that Waldencast receive, after completion of the transactions contemplated by the Obagi Merger Agreement, an amount of cash equal to or exceeding $50,000,000 and the Obagi Cash Consideration equaling or exceeding $327,500,000, subject to reduction for Obagi’s expense overage.

Covenants

The Obagi Merger Agreement contains additional covenants, including, among others, providing for (i) the parties to conduct their respective businesses in the ordinary course through the Obagi Closing, (ii) the parties to not initiate any negotiations or enter into any agreements for certain alternative transactions with third parties, subject to certain exceptions in favor of Waldencast, (iii) Obagi to prepare and deliver to Waldencast certain audited and auditor reviewed consolidated financial statements of Obagi, (iv) Waldencast to prepare and file a proxy statement / registration statement on Form S-4 or Form F-4 and take certain other actions to obtain the requisite approval of Waldencast shareholders of certain proposals regarding the Obagi Transaction (including the Domestication), (v) the parties to use reasonable best efforts to obtain necessary approvals from governmental agencies, (vi) the parties to use reasonable best efforts to obtain new debt financing or amend the terms of the existing Obagi credit facility and (vii) Obagi to effect the Obagi China Distribution.

Representations and Warranties

The Obagi Merger Agreement contains customary representations and warranties by Waldencast, Merger Sub and Obagi. The representations and warranties of the respective parties to the Obagi Merger Agreement generally will not survive the Obagi Closing.

Termination

The Obagi Merger Agreement may be terminated at any time prior to the Obagi Closing (i) by mutual written consent of Waldencast and Obagi, (ii) by Obagi or Waldencast, if certain approvals of the shareholders of Waldencast, to the extent required under the Obagi Merger Agreement, are not obtained as set forth therein, (iii) by Obagi, if there is a Modification in Recommendation (as defined in the Obagi Merger Agreement), (iv) by Waldencast, if certain approvals of the shareholders of Obagi, to the extent required under the Obagi Merger Agreement, are not obtained within two business days after the proxy statement / registration statement on Form S-4 or Form F-4 has been declared effective by the U.S. Securities and Exchange Commission (the “SEC”) and delivered or otherwise made available to Waldencast shareholders, (v) by either Waldencast or Obagi if the Milk Equity Purchase Agreement is terminated, (vi) by either Waldencast or Obagi in certain other circumstances set forth in the Obagi Merger Agreement, including (a) if any Governmental Authority (as defined in the Obagi Merger Agreement) shall have enacted, issued, promulgated, enforced or entered any final and nonappealable order that has the effect of making the consummation of the Merger illegal or otherwise prohibiting consummation of the Merger, provided that the Governmental Authority issuing such order has jurisdiction over the parties to the Obagi Merger Agreement, or if there shall be adopted following the date of the Obagi Merger Agreement, any law or regulation that would result in the consummation of the Merger being illegal or otherwise prohibited and (b) in the event of certain uncured breaches by the other party or if the Obagi Closing has not occurred on or before August 15, 2022 (the “Agreement End Date”), subject to a three-month extension at either Waldencast’s or Obagi’s option if all conditions, other than those relating to certain regulatory approvals having been obtained, are satisfied.

Obagi China Distribution Agreement

In connection with the Obagi Transaction, prior to the Obagi Closing, Obagi Holdings Company Limited, a Cayman Islands exempted company limited by shares (“Obagi Holdings”) will distribute to Obagi, and Obagi will distribute to Cedarwalk Skincare Ltd., a Cayman Islands exempted company limited by shares (“Cedarwalk”), the current sole shareholder of Obagi, all of the issued and outstanding shares of capital stock of Obagi Hong Kong Limited (“Obagi Hong Kong”) and certain related assets (the “Obagi China Distribution”) in accordance with the terms of the Obagi China Distribution Agreement (the “Distribution Agreement).

Investor Rights Agreement

At the Obagi Closing, Waldencast will enter into an Investor Rights Agreement together with Cedarwalk, the Sponsor and a guarantor of Cedarwalk’s obligation thereunder (the “Investor Rights Agreement”). Pursuant to the Investor Rights Agreement, Cedarwalk will have the right to nominate one director for election or appointment to the Board of Waldencast for so long as Cedarwalk owns 5% of Waldencast Common Stock, and such appointee will initially be Simon Dai.

Transition Services Agreement

In connection with the Obagi China Distribution, Obagi Cosmeceuticals, LLC (“Obagi Cosmeceuticals”) and certain of its affiliates (collectively, the “Lead Providers”) and Obagi Hong Kong will enter into a Transition Services Agreement (the “TSA”). The TSA provides for the provision by the Lead Providers to Obagi Hong Kong and its affiliates of certain transition services to enable Obagi Hong Kong to conduct Obagi-branded business as a going concern in the People’s Republic of China, inclusive of the Hong Kong Special Administrative Region, the Macau Special Administrative Region, and Taiwan (the “China Region”). The Lead Providers will provide the transition services set forth under the TSA for up to twelve (12) months, with an option for Obagi Hong Kong to extend the service period for up to an additional twelve (12) months solely as to certain research & development services. Services will be charged at the reasonable, fully-loaded costs of providing the services, but such services will be provided at no charge for a certain period of time or amount of services.

Intellectual Property License Agreement

In connection with the Obagi China Distribution, prior to the Obagi Closing, Obagi Cosmeceuticals and Obagi Holdings (collectively, “Obagi Worldwide”) and Obagi Hong Kong will enter into an Intellectual Property License Agreement (the “IP License Agreement”). Under the IP License Agreement, Obagi Worldwide will exclusively license intellectual property relating to the Obagi brand to Obagi Hong Kong with respect to the China Region, and Obagi Worldwide will retain the rights to such intellectual property to conduct the Obagi-branded business worldwide except for the China Region.

The license from Obagi Worldwide to Obagi Hong Kong will include future intellectual property of Obagi Worldwide relating to the Obagi brand in the worldwide business, including, but not limited to: (i) trademarks; (ii) domain names; (iii) patents; (iv) trade secrets and know-how; (v) copyrights; and (vi) product specifications and formulas. Such license will be perpetual, irrevocable, non-transferable and sublicensable, subject to: (x) a limited right of Obagi Worldwide to terminate for an uncured material breach by Obagi Hong Kong that materially and adversely affects Obagi Worldwide or the Obagi brand, in which case Obagi Worldwide will purchase Obagi Hong Kong at a discount to fair market value based on an independent valuation procedure; (y) the right of either party to transfer the IP License Agreement without consent of the other party to an affiliate or to a successor in interest in connection with any merger, business combination or other change of control transaction, or sale of a product or service line; and (z) a right of Obagi Hong Kong to sublicense to affiliates, approved CMOs (as defined in the Supply Agreement) and other approved third parties. Obagi Hong Kong will pay Obagi Worldwide a royalty of five and a half percent (5.5%) of gross sales of licensed products, subject to certain deductions.

Global Supply Services Agreement

In connection with the Obagi China Distribution, prior to the Obagi Closing, Obagi Cosmeceuticals and Obagi Hong Kong will enter into a Global Supply Services Agreement (the “Supply Agreement”). Pursuant to the Supply Agreement, Obagi Cosmeceuticals will supply, or cause to be supplied through certain CMOs, products to Obagi Hong Kong and its affiliates, and Obagi Hong Kong will purchase such products, for distribution and sale in the China Region. The term of the Supply Agreement is perpetual, subject to termination for material breach and failure to cure or termination in the event that the IP License Agreement is terminated.

Milk Equity Purchase Agreement

As previously disclosed in the November 15 Current Report, on November 15, 2021, Waldencast entered into an Equity Purchase Agreement (the “Milk Equity Purchase Agreement” and together with the Obagi Merger Agreement, the “Transaction Agreements”), by and among Waldencast, Obagi Holdco 1 Limited, a limited company incorporated under the laws of Jersey (“Holdco Purchaser”), Waldencast Partners LP, a Cayman Islands exempted limited partnership (“Waldencast LP” and together with Holdco Purchaser, the “Purchasers”), Milk Makeup LLC, a Delaware limited liability company (“Milk”), certain members of Milk (the “Milk Members”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as representative of Milk’s equityholders (the “Equityholder Representative”).

The Transaction

The Milk Equity Purchase Agreement provides that, among other things and upon the terms and subject to the conditions thereof, the following transactions will occur (together with the other agreements and transactions contemplated by the Milk Equity Purchase Agreement, the “Milk Transaction” and, together with the Obagi Transaction, the “Business Combinations”):

(i) at the closing of the transactions contemplated by the Milk Equity Purchase Agreement (the “Milk Closing” and together with the Obagi Closing, the “Closing”), upon the terms and subject to the conditions of the Milk Equity Purchase Agreement, the Purchasers will acquire from the Milk Members and the Milk Members will sell to the Purchasers all of the issued and outstanding membership units of Milk in exchange for the Milk Cash Consideration (as defined in the Milk Equity Purchase Agreement), and the Milk Equity Consideration (as defined in the Milk Equity Purchase Agreement), which consist of partnership units of Waldencast LP exchangeable for Domesticated Acquiror Common Stock, and the Domesticated Acquiror Non-Economic Common Stock (each as defined in the Milk Equity Purchase Agreement);

(ii) as a result of the Milk Transaction, among other things, (i) Holdco Purchaser will purchase from the Milk Members a percentage of the outstanding membership units in exchange for the Milk Cash Consideration and the Domesticated Acquiror Non-Economic Common Stock equal to the Milk Equity Consideration and (ii) Waldencast LP will purchase from the Milk Members the remainder of the outstanding membership units in exchange for the Milk Equity Consideration;

(iii) upon the effective time of the Domestication, Waldencast will immediately be renamed “Waldencast plc.”

Immediately following consummation of the Milk Transaction, (i) Holdco Purchaser will contribute its equity interest in (a) Milk to Waldencast LP in exchange for limited partnership units in Waldencast LP and (b) Holdco 2 in exchange for limited partnership units in Waldencast LP. The combined company will be organized in an “Up-C” structure, in which the equity interests of Obagi and Milk will be held by Waldencast LP. Waldencast will in turn hold its interests in Obagi and Milk through Waldencast LP and Holdco Purchaser.

The Board has unanimously (i) approved and declared advisable the Milk Equity Purchase Agreement, the Milk Transaction and the other transactions contemplated thereby and (ii) resolved to recommend approval of the Milk Equity Purchase Agreement and related matters by the shareholders of Waldencast.

Conditions to Closing

The Milk Equity Purchase Agreement is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) approval of the Milk Transaction and related agreements and transactions by the shareholders of Waldencast, (ii) effectiveness of the proxy statement / registration statement on Form S-4 or Form F-4 to be filed by Waldencast in connection with the Milk Transaction and the Obagi Transaction, (iii) expiration or termination of the waiting period under the HSR Act, (iv) receipt of approval for listing on the Nasdaq Capital Market the shares of Waldencast Common Stock to be issued in connection with the Milk Transaction, (v) that Waldencast have at least $5,000,001 of net tangible assets upon the Milk Closing, (vi) the absence of any injunctions or adoption of any laws prohibiting the Milk Transaction, (vii) the absence of a Company Material Adverse Effect (as defined in the Milk Equity Purchase Agreement), (viii) the Obagi Merger Agreement closing conditions being satisfied, (ix) the completion of the Domestication and (x) customary bringdown of the representations, warranties and covenants of the parties therein.

Additional conditions to the Milk Members’ obligation to consummate the Milk Transaction includes, among others, that Waldencast receive, after completion of the transactions contemplated by the Milk Equity Purchase Agreement, an amount of cash equal to or exceeding $50,000,000 and the Milk Cash Consideration is equal to or greater than $112,500,00.00.

Covenants

The Milk Equity Purchase Agreement contains additional covenants, including, among others, providing for (i) the parties to conduct their respective businesses in the ordinary course through the Milk Closing, (ii) the parties to not initiate any negotiations or enter into any agreements for certain alternative transactions with third parties, subject to certain exceptions in favor of Waldencast, (iii) Milk to prepare and deliver to Waldencast certain audited and auditor reviewed consolidated financial statements of Milk, (iv) Waldencast to prepare and file a proxy statement / registration statement on Form S-4 or Form F-4 and take certain other actions to obtain the requisite approval of Waldencast shareholders of certain proposals regarding the Milk Transaction (including the Domestication) and the Obagi Transaction and (v) the parties to use reasonable best efforts to obtain necessary approvals from governmental agencies.

Representations and Warranties

The Milk Equity Purchase Agreement contains customary representations and warranties by Waldencast, the Milk Members, Milk and the Purchasers. The representations and warranties of the respective parties to the Milk Equity Purchase Agreement generally will not survive the Milk Closing.

Termination

The Milk Equity Purchase Agreement may be terminated at any time prior to the Milk Closing (i) by mutual written consent of Waldencast and Milk, (ii) by Milk or Waldencast, if certain approvals of the shareholders of Waldencast, to the extent required under the Milk Equity Purchase Agreement, are not obtained as set forth therein, (iii) by Milk, if there is a Modification in Recommendation (as defined in the Milk Equity Purchase Agreement), (iv) by either Waldencast or Milk if the Obagi Merger Agreement is terminated, (v) by either Waldencast or Milk in certain other circumstances set forth in the Milk Equity Purchase Agreement, including (a) if any Governmental Authority (as defined in the Milk Equity Purchase Agreement) shall have enacted, issued, promulgated, enforced or entered any final and nonappealable order that has the effect of making the consummation of the Milk Transaction illegal or otherwise prohibiting consummation of the Milk Transaction, provided that the Governmental Authority issuing such order has jurisdiction over the parties to the Milk Equity Purchase Agreement, or if there shall be adopted following the date of the Milk Equity Purchase Agreement, any law or regulation that would result in the consummation of the Milk Transaction being illegal or otherwise prohibited and (b) in the event of certain uncured breaches by the other party or if the Milk Closing has not occurred on or before the Agreement End Date, subject to a three-month extension at either Waldencast’s or Milk’s option if all conditions, other than those relating to certain regulatory approvals having been obtained, are satisfied.

Certain Related Transactions and Agreements

The Domestication

Prior to the Closing, subject to the approval of Waldencast’s shareholders, and in accordance with the Cayman Act, the Companies (Jersey) Law 1991, as amended (the “Jersey Companies Law”) and Waldencast’s Amended and Restated Memorandum and Articles of Association (as may be amended from time to time, the “Cayman Constitutional Documents”), Waldencast will effect a deregistration under the Cayman Act and a domestication under Part 18C of the Jersey Companies Law (by means of filing a memorandum and articles of association with the Registrar of Companies in Jersey (the “Jersey Registrar”)), pursuant to which Waldencast’s jurisdiction of incorporation will be changed from the Cayman Islands to Jersey (the “Domestication”).

In connection with the Domestication, (i) each of the then issued and outstanding Class A ordinary shares, par value $0.0001 per share, of Waldencast, will convert automatically, on a one-for-one basis, into an ordinary share of common stock, par value $0.0001 per share, of Waldencast (following its Domestication) (the “Waldencast Common Stock”), (ii) each of the then issued and outstanding Class B ordinary shares, par value $0.0001 per share, of Waldencast, will convert automatically, on a one-for-one basis, into a share of Waldencast Common Stock, (iii) each then issued and outstanding warrant of Waldencast will convert automatically into a warrant to acquire one share of Waldencast Common Stock (“Domesticated Waldencast Warrant”), pursuant to the Warrant Agreement, dated March 15, 2021, between Waldencast and Continental Stock Transfer & Trust Company, as warrant agent, and (iv) each then issued and outstanding unit of Waldencast shall be cancelled and will entitle the holder thereof to one share of Waldencast Common Stock and one-third of one Domesticated Waldencast Warrant.

Subscription Agreements

On November 14, 2021, Waldencast entered into initial subscription agreements (the “Initial Subscription Agreements”) with certain investors (collectively, the “Initial PIPE Investors”), pursuant to, and on the terms and subject to the conditions of which, the Initial PIPE Investors have collectively subscribed for 10,500,000 shares of the Waldencast Common Stock for an aggregate purchase price equal to $105,000,000 (the “Initial PIPE Investment”). Under the Transaction Agreements, Waldencast may enter into subsequent subscription agreements (together with the Initial Subscription Agreements, the “Subscription Agreements”) with certain investors (collectively with the Initial PIPE Investors, the “PIPE Investors”) (any such subsequent investments, together with the Initial PIPE Investment, the “PIPE Investment”). The PIPE Investment will be consummated substantially concurrently with the Closing.

The Subscription Agreements for the PIPE Investors provide for certain registration rights. In particular, Waldencast is required to, as soon as practicable but no later than 60 days following the Closing, submit to or file with the SEC a registration statement registering the resale of such shares. Additionally, Waldencast is required to use its commercially reasonable efforts to have the registration statement declared effective as soon as practicable after the filing thereof, but no later than the earlier of (i) the 90th calendar day following the filing date thereof if the SEC notifies Waldencast that it will review the registration statement and (ii) the 10th business day after the date Waldencast is notified (orally or in writing, whichever is earlier) by the SEC that the registration statement will not be “reviewed” or will not be subject to further review. Waldencast must use commercially reasonable efforts to keep the registration statement effective until the earliest of: (i) the date the PIPE Investors no longer hold any registrable shares, (ii) the date all registrable shares held by the PIPE Investors may be sold without restriction under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), and (iii) two years from the date of effectiveness of the registration statement.

The Subscription Agreements will terminate with no further force and effect (x) upon the earliest to occur of: (i) such date and time as the Transaction Agreements are terminated in accordance with their terms; (ii) the mutual written agreement of the parties to such Subscription Agreement; and (iii) the Agreement End Date, subject to a three-month extension at (A) Waldencast’s and Obagi’s option (with respect to the Obagi Merger Agreement), and (B) Waldencast’s and Milk option (with respect to the Milk Equity Purchase Agreement), in each case, if all conditions under the respective Transaction Agreement, as applicable, other than those relating to certain regulatory approvals having been obtained, are satisfied, or (y) if any of the conditions to closing set forth in such Subscription Agreements are not satisfied or waived, or are not capable of being satisfied, on or prior to the Closing and, as a result thereof, the transactions contemplated by the Subscription Agreements will not be or are not consummated at the Closing.

Sponsor Support Agreements

On November 15, 2021, Waldencast entered into a Sponsor Support Agreement (the “Obagi Sponsor Support Agreement”), by and among the Sponsor, Obagi, Waldencast and the persons set forth on Schedule I attached thereto (the “Sponsor Persons”), pursuant to which the Sponsor and the Sponsor Persons agreed to, among other things, vote in favor of the Obagi Merger Agreement and the transactions contemplated thereby, in each case, subject to the terms and conditions contemplated by the Obagi Sponsor Support Agreement.

Additionally, the Sponsor and the Sponsor Persons agreed not to, among other things, (a) sell or otherwise dispose of, or agree to sell or dispose of, directly or indirectly, any shares of Waldencast Common Stock or any Waldencast Common Warrants held by the Sponsor and the Sponsor Persons immediately after the Closing, (b) deposit any Waldencast Common Stock into a voting trust or enter into a voting agreement that is inconsistent with the Obagi Sponsor Support Agreement, (c) enter into any swap, engage in hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of such Waldencast Common Stock or Waldencast Common Warrants or (d) publicly announce any intention to effect any transaction specified in clause (a)–(c). The Obagi Sponsor Support Agreement will terminate upon the termination of the Obagi Merger Agreement if the Obagi Closing does not occur.

On November 15, 2021, Waldencast entered into a Sponsor Support Agreement (the “Milk Sponsor Support Agreement and together with the Obagi Sponsor Support Agreement, the “Sponsor Support Agreements”), by and among the Sponsor, the Equityholder Representative, Waldencast and the Sponsor Persons, pursuant to which the Sponsor and the Sponsor Persons agreed to, among other things, vote in favor of the Milk Equity Purchase Agreement and the transactions contemplated thereby, in each case, subject to the terms and conditions contemplated by the Milk Sponsor Support Agreement.

Additionally, the Sponsor and the Sponsor Persons agreed not to (a) sell or otherwise dispose of, or agree to sell or dispose of, directly or indirectly, any shares of Waldencast Common Stock or any Waldencast Common Warrants held by the Sponsor and the Sponsor Persons immediately after the Closing, (b) deposit any Waldencast Common Stock into a voting trust or enter into a voting agreement that is inconsistent with the Milk Sponsor Support Agreement, (c) enter into any swap, engage in hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of such Waldencast Common Stock or Waldencast Common Warrants or (d) publicly announce any intention to effect any transaction specified in clause (a)–(c). The Milk Sponsor Support Agreement will terminate upon the termination of the Milk Equity Purchase Agreement if the Milk Closing does not occur.

Stockholder Support Agreement

On November 15, 2021, Waldencast also entered into a Stockholder Support Agreement (the “Stockholder Support Agreement”), by and among Waldencast, Obagi and Cedarwalk. Pursuant to the Stockholder Support Agreement, Cedarwalk agreed to, among other things, within two business days after the proxy statement/prospectus relating to the approval by Waldencast shareholders of the Business Combinations is declared effective by the SEC and delivered or otherwise made available to Waldencast shareholders, execute and deliver a written consent with respect to the outstanding shares of Obagi common stock (the “Obagi Shares”) held by Cedarwalk adopting the Obagi Merger Agreement and related transactions and approving the Business Combinations.

Cedarwalk also agreed not to (a) sell or otherwise dispose of, or agree to sell or dispose of, directly or indirectly, any Obagi Shares held by Cedarwalk immediately after the Closing, (b) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any of such Obagi units, or (c) publicly announce any intention to effect any transaction specified in clause (a) or (b). The Stockholder Support Agreement will terminate upon the termination of the Obagi Merger Agreement if the Obagi Closing does not occur.

Transfer Restrictions and Registration Rights

The Transaction Agreements contemplate that, at the Closing, Waldencast, the Sponsor and certain stockholders of Waldencast, Obagi and Milk and certain of their respective affiliates will enter into an Amended and Restated Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which Waldencast will agree to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of Waldencast Common Stock and other equity securities of Waldencast that are held by the parties thereto from time to time.

The Transaction Agreements contemplate that, at the Closing, the Lock-Up Stockholders (as defined in each of the Transaction Agreements) will enter into the Obagi Lock-Up Agreement and Milk Lock-Up Agreement, as applicable, (together, the “Lock-Up Agreements”), pursuant to which they will agree not to transfer, assign or sell during the respective Lock-Up Period (as defined below), (I) in the case of any Waldencast Common Shares and the Purchaser Common Units (as defined in the Milk Equity Purchase Agreement) received as consideration in connection with the Transaction, until the earlier of (A) one year after the Closing and (B) (x) if the last reported sale price of the Waldencast Common Stock equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share dividends, rights issuances, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the date hereof or (y) the date on which Waldencast completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of Waldencast’s stockholders having the right to exchange their Waldencast Common Stock for cash, securities or other property (the “Waldencast Common Shares Lock-Up Period”); and (II) in the event that a certain portion of the Obagi Cash Consideration or the Milk Cash Consideration is paid in equity of Waldencast as a result of the occurrence of certain events set forth in the Obagi Merger Agreement and the Milk Equity Purchase Agreement, as applicable, such equity of Waldencast received by Obagi or Milk (the “Substitute Shares,” and together with the Waldencast Common Shares, the “Shares”), for the same period as set forth in clause (I) above, provided that solely for the purpose of this clause (II), the term “one-year” in clause (I)(A) shall be replaced with the term “six months” (the “Substitute Shares Lock-Up Period,” and together with the Waldencast Common Shares Lock-Up Period, the “Lock-Up Periods”, and individually a “Lock-Up Period”).

Proposed Organizational Documents

Concurrently with the Domestication, Waldencast will file a memorandum and articles of association with the Jersey Registrar. Waldencast will maintain the following classes of ordinary (non-redeemable) shares: (A) A ordinary shares, which shall participate economically and have one voting right per share, and (B) B ordinary shares, which shall not participate economically but will have one voting right per share. Each exchangeable partnership interest in Waldencast LP shall be coupled with one share of B ordinary shares of Waldencast. Upon an exchange of one exchangeable partnership interest of Waldencast LP into one A ordinary share (in accordance with the terms of the Limited Partnership Agreement of Waldencast LP, such exchanging partner shall forfeit the related B ordinary share. Waldencast will maintain the authority to issue classes or series of preferred shares that the board of directors of Waldencast may issue in its sole discretion. The board of directors will consist of no less than 5, but no more than 15 natural persons, such number to be set by the board of directors by resolution from time to time. The board of directors will initially be set at 9 natural persons and be classified into 3 classes.

Effective as of immediately before the Effective Time, the limited partnership agreement of Waldencast LP will be amended and restated in its entirety to include certain terms set forth in the Milk Equity Purchase Agreement and other commercially customary terms for such structure based upon recent “Up-C” structuring for similar transactions. Each Partnership Common Unit (as defined in the Milk Equity Purchase Agreement) will have identical economics rights and be entitled to share in the profits and losses of Waldencast LP and to receive distribution as and if declared by the general partner, Holdco Purchaser. Partnership Common Units will have no voting rights. The officers of Waldencast LP will be identical to the officers of Waldencast.

The foregoing description of the Obagi Merger Agreement, Milk Equity Purchase Agreement, Subscription Agreements, Obagi Sponsor Support Agreement, Milk Sponsor Support Agreement, Stockholder Support Agreement, Registration Rights Agreement, Obagi Lock-Up Agreement, the Milk Lock-Up Agreement and the transactions and documents contemplated thereby, is not complete and is subject to and qualified in its entirety by reference to the Obagi Merger Agreement, Milk Equity Purchase Agreement, Subscription Agreements, Obagi Sponsor Support Agreement, Milk Sponsor Support Agreement, Stockholder Support Agreement, Registration Rights Agreement, Obagi Lock-Up Agreement and Milk Lock-Up Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibit 2.1, Exhibit 2.2, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4, Exhibit 10.5, Exhibit 10.6 and Exhibit 10.7, respectively, and the terms of which are incorporated by reference herein. The Transaction Agreements, Subscription Agreements, Sponsor Support Agreements, Stockholder Support Agreement, Registration Rights Agreement and Lock-Up Agreements have been included to provide investors with information regarding their respective terms. They are not intended to provide any other factual information about Waldencast or its affiliates. The representations, warranties, covenants and agreements contained in the Transaction Agreements, Subscription Agreements, Sponsor Support Agreements, Stockholder Support Agreement, Registration Rights Agreement, Lock-Up Agreements and the other documents related thereto were made only for purposes of the Transaction Agreements as of the specific dates therein, were solely for the benefit of the parties to the Transaction Agreements, Subscription Agreements, Sponsor Support Agreements, Stockholder Support Agreement, Registration Rights Agreement and Lock-Up Agreements, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk among the parties to the Transaction Agreements, Subscription Agreements, Sponsor Support Agreements, Stockholder Support Agreement, Registration Rights Agreement and Lock-Up Agreements, instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Transaction Agreements, Subscription Agreements, Sponsor Support Agreements, Stockholder Support Agreement, Registration Rights Agreement and Lock-Up Agreements and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Transaction Agreements, Subscription Agreements, Sponsor Support Agreements, Stockholder Support Agreement, Registration Rights Agreement and Lock-Up Agreements as applicable, which subsequent information may or may not be fully reflected in Waldencast’s public disclosures.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the PIPE Investment is incorporated by reference in this Item 3.02. The shares of Waldencast Common Stock to be issued in connection with the PIPE Investment will not be registered under the Securities Act, and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

Additional Information and Where to Find It

This Current Report on Form 8-K relates to proposed transactions between Obagi, Milk and Waldencast. This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Obagi or Milk, the combined company or Waldencast, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. Waldencast intends to file a registration statement on Form S-4 or Form F-4 with the SEC, which will include a document that serves as a prospectus and proxy statement of Waldencast, referred to as a proxy statement/prospectus. A proxy statement/prospectus will be sent to all Waldencast shareholders. Waldencast also will file other documents regarding the proposed transactions with the SEC. Before making any voting decision, investors and security holders of Waldencast are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transactions as they become available because they will contain important information about the proposed transactions.

Investors and security holders will be able to obtain free copies of the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Waldencast through the website maintained by the SEC at www.sec.gov.

The documents filed by Waldencast with the SEC also may be obtained free of charge at Waldencast’s website at https://www.waldencast.com or upon written request to 10 Bank Street, Suite 560, White Plains, NY 10606.

Participants in the Solicitation

Waldencast, Obagi and Milk and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Waldencast’s shareholders in connection with the proposed transaction. A list of the names of the directors and executive officers of Waldencast and information regarding their interests in the business combinations is set forth in Waldencast’s registration statement on Form S-1 (File No. 333-253370) filed with the SEC on March 15, 2021. Additional information regarding the interests of such persons will be contained in the registration statement and the proxy statement/prospectus when available. You may obtain free copies of these documents as described in the preceding paragraph.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the proposed transactions among Obagi, Milk and Waldencast, including statements regarding the intended benefits of the transactions, the anticipated timing of the transactions and the growth strategies of Waldencast, Obagi and Milk. These forward-looking statements generally are identified by the words “estimates,” “projects,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “would,” “should,” “future,” “propose,” “target,” “goal,” “objective,” “outlook” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the control of Waldencast, Obagi, and Milk, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include, but are not limited to: (i) the risk that the transactions may not be completed in a timely manner or at all, which may adversely affect the price of Waldencast’s securities, (ii) the risk that Waldencast shareholder approval of the proposed transactions is not obtained, (iii) the inability to recognize the anticipated benefits of the proposed transactions, which may be affected by, among other things, the amount of funds available in Waldencast’s trust account following any redemptions by Waldencast’s shareholders, (iv) the failure to receive certain governmental and regulatory approvals, (v) the inability to complete the PIPE Investment or the Forward Purchase Transaction (as defined in the Transaction Agreements), (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Obagi Merger Agreement or the Milk Equity Purchase Agreement, (vii) changes in general economic conditions, including as a result of the COVID-19 pandemic, (viii) the outcome of litigation related to or arising out of the proposed transactions, or any adverse developments therein or delays or costs resulting therefrom, (ix) the effect of the announcement or pendency of the transactions on Obagi’s or Milk’s business relationships, operating results, and businesses generally, (x) the ability to continue to meet Nasdaq’s listing standards following the consummation of the proposed transactions, (xi) costs related to the proposed transactions, (xii) that the price of Waldencast’s securities may be volatile due to a variety of factors, including Waldencast’s, Obagi’s or Milk’s inability to implement their business plans or meet or exceed their financial projections and changes in the combined capital structure, (xiii) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transactions, and identify and realize additional opportunities and (xiv) the ability of Obagi and Milk to implement their strategic initiatives and continue to innovate their existing products and anticipate and respond to market trends and changes in consumer preferences. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of Waldencast’s registration statement on Form S-1 (File No. 333-253370), the registration statement on Form S-4 or Form F-4 discussed above, the proxy statement/prospectus and other documents filed or that may be filed by Waldencast from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Obagi, Milk and Waldencast assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither Waldencast, Obagi, or Milk gives any assurance that Waldencast, Obagi or Milk, or the combined company, will achieve their expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of November 15, 2021*
2.2	Equity Purchase Agreement, dated as of November 15, 2021*
10.1	Form of Subscription Agreements
10.2	Form of Obagi Sponsor Support Agreement
10.3	Form of Milk Sponsor Support Agreement
10.4	Form of Stockholder Support Agreement
10.5	Form of Amended and Restated Registration Rights Agreement
10.6	Form of Obagi Lock-Up Agreement
10.7	Form of Milk Lock-Up Agreement

*	Schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted schedules to the Securities and Exchange Commission upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Waldencast Acquisition Corp.

Date: November 17, 2021	By:	/s/ Michel Brousset
	Name:	Michel Brousset
	Title:	Chief Executive Officer